UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2018

ABIOMED, Inc.

(Exact name of registrant as specified in its charter)

Delaware	04-2743260
(State or other Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-09585

(Commission File Number)

22 Cherry Hill Drive

Danvers, MA 01923

(Address of Principal Executive Offices, including Zip Code)

(978) 646-1400

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by a check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On August 8, 2018, ABIOMED, Inc. (the “Company”) held its Annual Meeting. The holders of 38,445,979 shares of common stock were present or represented by a proxy at the meeting. Set forth below are the matters acted upon at the Annual Meeting and the final voting results on each matter as reported by the inspector of elections.

Proposal One: Election of Directors

At the Annual Meeting, the Company’s stockholders elected each of Eric A. Rose and Jeannine M. Rivet as a member of the Company’s Board of Directors as a Class II director to serve a three-year term expiring at the 2021 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified, with the votes cast as follows, in addition to 5,947,414 Broker Non-Votes:

Nominee	Votes For	Votes Against	Votes Withheld
Eric A. Rose	9,925,955	0	22,572,610
Jeannine M. Rivet	32,144,505	0	354,060

Under the Company’s majority voting policy, a director nominee must tender a conditional offer of resignation subject to acceptance or rejection by the Company’s Board of Directors in the event the director receives a greater number of votes “withheld” from his or her election than votes “for” his or her election. At the Annual Meeting, Dr. Rose received more votes “withheld” from his election than votes “for” his election. In accordance with the majority voting policy, the Governance and Nominating Committee of the Board of Directors will consider whether to recommend that the Board of Directors accept or reject Dr. Rose’s conditional resignation, and the Board of Directors will act on the Governance and Nominating Committee’s recommendation within 90 days following certification of the shareholder vote with respect to Dr. Rose’s election.

Proposal Two: Advisory Vote on Executive Compensation

At the Annual Meeting, the Company’s stockholders voted to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement filed in connection with the Annual Meeting, with the votes cast as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,013,981	1,560,457	924,127	5,947,414

Proposal Three: Approval of the Second Amended and Restated 2015 Omnibus Incentive Plan

At the Annual Meeting, the Company’s stockholders approved the ABIOMED, Inc. Second Amended and Restated 2015 Omnibus Incentive Plan, which, among other things, increases the number of shares of the Company’s common stock, par value $0.01, available for issuance thereunder by 1,725,000 shares, with the votes cast as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,988,814	2,485,340	24,411	5,947,414

Proposal Four: Ratification of Appointment of the Company’s Independent Registered Public Accounting Firm

At the Annual Meeting, the Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2019, with the votes cast as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
38,076,898	333,303	35,778	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ABIOMED, Inc.

By:	/s/ Marc A. Began
Marc A. Began Vice President, Patent Counsel, Interim General Counsel and Secretary

Date: August 10, 2018